Exhibit 99.3

Business Combination Summary M ar c h 2 0 21

2 Disclaimer (CC) This Presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected confidential information about Greenrose Acquisition Corp . (“GREENROSE”) and information relating to GREENROSE’S potential business combination transactions with the companies for which summary overview information is provided herein . By receiving and participating in this Presentation, you expressly agree to keep confidential all otherwise non - public information disclosed in the Presentation, whether orally or in writing . You also agree not to distribute, disclose, or use such information for any purpose, other than for the purpose of you or your firm’s participation in this Presentation and to return to GREENROSE, delete or destroy this Presentation upon GREENROSE’s request . You are advised that the United States securities laws restrict persons in possession of material non - public information relating to a company whose securities are publicly traded – whether such material non - public information is obtained directly or indirectly from that company, its representatives or any party under a duty of confidentiality -- from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . This Presentation contains financial forecasts with respect to GREENROSE’s projected Revenues, EBITDA, and Net Income . GREENROSE’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause such estimates to change and actual results to differ materially from those contained in the forward - looking financial information . Accordingly, there can be no assurance that forward - looking statements or projections are indicative of the future performance of GREENROSE, or that actual results will not differ materially from those presented in the prospective or projected financial information . Inclusion of any projection, prospective information, or forward - looking statement in this Presentation should not be regarded as a representation by any person that the projections contained in the prospective financial information will be achieved . Neither GREENROSE, nor any of its respective affiliates or advisors have any obligation to update this Presentation . Although all information and opinions expressed in this Presentation were obtained in good faith from sources believed to be reliable, independent verification has not been made by GREENROSE and no representation or warranty, express or implied, is made as to its accuracy or completeness . This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your evaluation of your possible engagement with GREENROSE . Forward - Looking Statements . Statements made in this presentation that are not historical facts are “forward - looking statements” within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of GREENROSE (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”) . Such statements are provided for illustrative purposes only and are not to be relied upon as predictions or any assurance or guarantee by any party of actual performance of GREENROSE and the proposed acquisitions . Forward - looking statements are based on the opinions and estimates of management of GREENROSE and/or the estimates of management of the companies GREENROSE proposes to acquire, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward - looking statements . These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close any business combination ; the amount of any redemptions ; the ability to attract and retain key personnel ; the ability to achieve timely stockholder and regulatory approvals ; prevailing industry trends including consumer spending as well as in cannabis markets ; legislation or regulatory requirements and developments in the global economy in general and the regulation of cannabis in particular ; the public health crisis related to the coronavirus (COVID - 19 ) pandemic and resulting significant negative effects to the global economy ; disruption of global supply chains and distribution channels ; as well as significant volatility in and possible disruption of financial markets ; increased operating costs, decreased ability to profitably develop and operate cultivation and processing facilities as well as retail points of sale ; competition in the US cannabis markets ; and the impact of government shutdowns or other limitations impacting business activity generally . This Presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services . Some data and other information related to our businesses are based on internal estimates and calculations that are derived from research we conducted and budgetary information, estimates and projections of management of the companies GREENROSE seeks to acquire . You are cautioned not to give undue weight to any such estimates, projections and other forward - looking information . Use of Projections . This Presentation contains projected financial information with respect to the companies GREENROSE proposes to acquire as well as GREENROSE as a combined operating entity assuming the proposed acquisitions are completed . Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as being indictive of future results . The assumptions and estimates underlying such projections are inherently uncertain, subject to a wide variety of significant business, economic, competitive and other risks and uncertainties as noted above in “Forward - looking statements” . Actual results may differ materially from financial forecasts contained in this Presentation, and the inclusion of such projections in this Presentation shall not constitute, and should not be regarded as, a representation by any person that such forecasts will be achieved . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, any relationship with GREENROSE, or an endorsement or sponsorship by or of GREENROSE . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that GREENROSE will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Nothing herein should be construed as legal, financial, tax, investment management or other advice . You should consult your own advisers concerning any legal, financial, tax, investment management or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situation or financial needs . This Presentation relates to the prospective acquisition by GREENROSE of several companies and may be deemed to be solicitation material in respect of the prospective business combinations . The business proposed combinations will be submitted to the stockholders of GREENROSE and the respective target companies for their approval . This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law .

3

Table of Contents

I. Executive Summary of Business Combination ("BC")……………………………………………4

II. Combined Company Overview…………………………………………………………….. 10

III. Financial Overview and Valuation………………………………………………………..... 18

IV. Appendix.. 26

A. Market Overview……………………………………………………………………… 27

B. Target Company Detail ……………………………………………………………… 31

GREENROSE ACQUISITION CORP.

4 I. Executive Summary of Business Combination

5

Overview of the Business Combination

GREENROSE ACQUISITION CORP.

$83M	$32M	$158M	$56M	$230M	$90M
2020E Revenue	2020E Adj. EBITDA (i)	2021P Revenue	2021P Adj. EBITDA (i)	2022P Revenue	2022P Adj. EBITDA (i)

SHANGO

THERAPLANT

TRUE HARVEST Co

- **120K+ lbs.** Annual Yield Cannabis Flower
- **7** States with operations
- **300k+** Square Feet of Cultivation
- **9** Dispensaries
- **9** Cultivation Facilities
- **6** Processing Facilities

(i) Adjusted EBITDA: Represents EBITDA adjusted to (i) eliminate certain non-operating income or expense items, (ii) eliminate the impact of certain non-cash and other items that are included in profit or loss for the period, and (iii) eliminate certain unusual items impacting results in a particular period.

GREENROSE ACQUISITION CORP.

6

Holistic Growth Strategy

Summary of Greenrose Growth Strategy	
Premium "Top-Shelf' Market Alignment	▪ Target acquisitions with top-quality product retail alignment, selling the most reputable products in their respective markets at premium prices ▪ Leverage scalable cultivation operations
Emerging REC Markets *(AZ, MI, NV)*	▪ Expand existing cultivation to support new retail outlets tapping rising wholesale prices and market demand ▪ Add new REC stores as townships and local municipalities opt into the market and vertically integrate into Greenrose's existing grow and manufacturing supply chain
Developing / Mature REC Markets *(CA, CO, OR)*	▪ Build upon initial position by acquiring assets that can provide revenue and/or cost synergies ▪ Focus will be increasing retail footprint, vertically integrating existing grow and manufacturing supply chain, improve product offering, and eliminating duplicative overhead ▪ Profit growth driven by consolidation, vertical integration, and migration away from illicit markets ▪ Post-BC Company cash flow / EBITDA positive ▪ "Grow-centric" focus – we want to have the best flower at every price point
Medical Markets *(CT)*	▪ Increase retail footprint through acquisitions or new store build-outs, and vertically integrate into the existing grow and manufacturing supply chain ▪ As this state migrates to REC, participates in the explosive growth these transitions offer by positioning the asset base depending on how the state's new laws and regulations are written ▪ Continue to analyze medical markets on the east coast, strategically seize opportunities as they arise
Distressed Opportunity	▪ By assembling a group of proven, veteran industry operators, Greenrose will be positioned to take advantage of the increasing number of "distressed" opportunities in the market

GREENROSE ACQUISITION CORP.

7

Greenrose Management Team

      

	Mickey Harley	Paul Otto Wimer	Jeffrey Stegner	Nicole Conboy	Brendan Sheehan	Daniel Harley	Jack Falcon
	CEO, Director	*President*	*CFO*	*Chief Admin Officer*	*EVP Corp. Strat., Director*	*EVP IR Director*	*Chairman*
Bio	▪ 25-year career on Wall street ▪ 10-year career in agricultural investments, start-ups, and operations	35-year career driving innovation and growth through operational management, business consulting and venture capital	35-year career in commercial banking and acquisition integration	30-year career in human resources and career development	▪ 30-year career in financial technology ▪ Seasoned experience in cannabis start-ups	35 years of experience in investment management, corporate finance, and investment banking	50-year career of business leadership and operational management
Experience	Bhavana Blueberries, National Pecan Company, Allen & Co, Arsenal Capital Partners, Bannon, Yale School of Management, Y	tivity Health, Andersen Consulting, clareo, Bannon, tOpspin, Harvard Business School, Y	GM Korea, Asiana Airlines, Broadbus, citibank, LG, Korean Air, NYU	Saks Fifth Avenue, Talecris Biotherapeutics, Part-Miner, PCH, Oswego State University of New York, HRK Holdings, LLC.	Acreage Holdings, Acustream, tullett prebon, BNY Mellon, Akamai, NYU Stern, Y	Jallatte, Bannon, Jarvis, Xemplar Energy Corp, Cadiz Water Project, Allen & Co, NarmoCapital, ASM, Ryan Beck & Co.	JAC Motors, Shiloh, JL French, GM, Bannon

GREENROSE ACQUISITION CORP.

8 The contemplated acquisition price for the BC Portfolio is $210.3 million at close consisting of 81% cash, 7% stock and 12% of seller notes ▪ Contingent on operating performance, Greenrose has agreed to pay an additional earn - out sum not to exceed $110 million from 2022 through 2024 depending on certain revenue and EBITDA targets Cash on the balance sheet from the debt and PIPE offerings may be used for additional acquisitions Greenrose has signed definitive agreements with all 4 targets that will make up the BC Portfolio’s vertically integrated operations, pending regulatory approval on licensing and structure. Greenrose intends to raise $150 million in a private placement of equity and $50 million of debt. Transaction Overview – BC (PIPE) Transaction Overview Sources and Uses – Limited Portfolio ($mm) Cumulative Purchase Consideration ($mm) Year 2021 2022 2023 2024 Pro - Forma Equity Ownership (mm) Notes: (i) Assumes GNRS raises $150 million in a PIPE at close at $10 per share and $50 million in debt, (ii) Equity consideration to selling shareholders based on $10 per share, (iii) Purchase price for each year includes initial purchase consideration plus earn - out amount associated with the performance targets for the expected year, (iv) Assumes no redemptions, (v) Assuming full amount of earn - outs are paid through 2024 Purchase Price / PF Revenue 1.3x 1.0x 1.1x n/a Shares issued to Theraplant 0.0 0.0% 0.0 0.0% PF EBITDA $ 55.5 $ 89.6 $ 97.0 n/a S h a r es i s s u ed t o T h e H ea l t h C e n t er 1.5 3.9% 3.5 7.2% P u r c h ase P r i ce / P F EB I T D A 3 . 8x 2 . 7x 2 . 7x n / a S h a r es i s s u ed t o T r u e H a r v est 0.0 0.0% 0.0 0.0% To t al S h a r es O u t s t a nd i n g 38.1 100.0% 48.6 100.0% Y ear A t C l ose F u l l E a r n - O u t (v ) P F S h a r es O w n e r s h i p % P F S h a r es O w n e r s h i p % Current Holders of GNRS (iv) 17.3 45.3% 17.3 35.5% S po n sor S h a r es 4.3 11.3% 4.3 8.9% S h a r es i s s u ed i n P I P E 15.0 39.4% 15.0 30.9% Shares issued to Shango 0.0 0.0% 8.5 17.5% Sources Uses At Close At Close Cash in Trust $ 172.5 Cash to Sellers $ 170.3 PIPE (i) 150.0 Seller Notes 25.0 Debt Issued (i) 50.0 Equity to Sellers 15.0 Seller Notes 25.0 Cash to Balance Sheet 189.2 Equity Issued (ii) 15.0 Deal Expenses 13.0 Total Sources At Close $ 412.5 Total Uses At Close $ 412.5 2022 - 2024 2022 - 2024 Equity Issued (2022 - 2024) $ 75.0 Earn - Out $ 110.0 Debt Issued (2024) 35.0 Total Sources (2022 - 2024) $ 110.0 Total Uses (2022 - 2024) $ 110.0 T o t a l Sou rce s $ 522 . 5 T o t a l U se s $ 522.5 Purchase Consideration : S t o ck C ash Debt 15.0 $ 170.3 $ 45.0 $ 170.3 70.0 $ 170.3 90 . 0 170 . 3 25.0 25.0 25.0 60.0 Purchase Price (iii) $ 210.3 $ 240.3 $ 265.3 $ 320.3 PF Revenue $ 158.3 $ 229.7 $ 246.9 n/a

9 Proven success in operating “grow centric” vertically integrated businesses Vertical operations in Oregon, Nevada, Colorado, and Michigan Experience in limited license medical markets and recreational use markets Best practices / standard operating procedures will be applied across markets and utilized as medical only states adopt recreational use and/or hybrid regulations Cash flow positive Will have liquidity needed to execute strategic objectives with additional financing to effect future acquisitions Comprehensive management team in place Greenrose brings “Corporate - level” operational, financial, legal and public company experience along with key managers of cultivation, product development and retail from the target companies Optimal time to pursue growth strategy in cannabis industry Market is enjoying strong growth but attractively priced assets remain due to capital constraints and companies with non - core assets Key Investment Highlights

II. Combined Company Overview

11

Overview of BC Companies / Assets

Company	Status	Key Geography & Assets	Summary
The Health Center (THC)	▪ Signed Definitive Agreement	▪ Colorado ▪ 3 dispensaries ▪ 3 cultivation and 1 processing facility	▪ Vertically integrated in Colorado with three dispensaries and three cultivation facilities totaling 58,500 ft^2 ▪ Focus on the Denver metro marketplace ▪ High-end products at affordable prices
SHANGO™ *Shango*	▪ Signed Definitive Agreement	▪ Oregon, California, Michigan, Nevada, Arizona ▪ 6 dispensaries and 1 additional Oregon license ▪ 4 cultivation and 3 processing facilities	▪ Vertically integrated in Oregon with one dispensary and two cultivation facilities with total indoor capacity of 10,000 ft^2 and 30,000 ft^2 of licensed outdoor capacity ▪ 1 dispensary and distribution company in California ▪ Vertically integrated in Nevada with one dispensary, one 20,000 ft^2 cultivation facility, with current expansion of an additional 30,000 ft^2 and one processing facility all within a 72,000 ft^2 facility ▪ Vertically integrated in Michigan with three dispensaries, one 25,000 ft^2 cultivation facility and two processing facilities ▪ High-end flower and concentrates that command premium prices
THERAPLANT *Theraplant*	▪ Signed Definitive Agreement	▪ Connecticut ▪ 1 combined cultivation, processing, manufacturing and packaging facility	▪ 1 of 4 cultivators in Connecticut ▪ Combined cultivation, processing, manufacturing and packaging facility of 68,000 ft^2 with additional 30,000 ft^2 under construction ▪ High barriers to entry ▪ Room to expand facility ▪ Looking to acquire a dispensary to begin vertically integrating
TRUE HARVEST Co *True Harvest*	▪ Signed Definitive Agreement	▪ Arizona ▪ 1 cultivation and 1 processing facility	▪ 74,000 ft^2 wholesale cultivation facility currently under internal expansion to double capacity from 4 to 8 cultivation rooms, run by Shango growers ▪ Expands Shango footprint into Arizona ▪ Anticipated expansion of demand in new REC market ▪ Room to expand facility

12

Robust Pipeline of Opportunities



Immediate BC Pipeline

- Signed definitive agreements with four target entities
- Est. Total 2021P EBITDA of $56mm, 2022P EBITDA of $90mm

7 States with operations

6 Processing Facilities

300k+ Square Feet of Cultivation

120K+ lbs. Annual Yield Cannabis Flower

9 Dispensaries

9 Cultivation Facilities

Post-BC Pipeline

- Post-BC discussions to identify suitable additional companies and select premier retail assets

Addressable Acquisition Market

- Experienced team with industry knowledge and M&A experience
- Discussions with companies in emerging REC and MED markets
- Pipeline expected to expand as recreational legalization has expanded as a result of the 2020 elections
- Assessing opportunities to enter new states as well as discussions with targets to expand in current states

GREENROSE ACQUISITION CORP.

13 Select Portfolio Brands and Products

14 Select Portfolio Flower Product

15 Retail and Facilities

16 Geographic Footprint 9 Dispensaries across 7 states | 300k+ square feet in Cultivation | Extraction / Processing facilities in 5 states | Over 120k+ lbs. flower per year Target Company Operations Legalized Medical Marijuana with Limited THC Content Legalized Medical Marijuana Legalized Medical and Recreational Marijuana

17

Projected Post-BC Organization

Mickey Harley
CEO

Daniel Harley **EVP IR Director**	Brendan Sheehan **EVP Corp. Strat., Director**	Jeffrey Stegner **CFO**	Paul Otto Wimer **President**	Nicole Conboy **CAO**	**COO**

Regional Operating Divisions

West Coast	Rocky Mountain	Northeast

Cultivation

Marijuana Infused Products

Retail

Technology

Planned Management Structure

- Create Operating Council consisting of the Operating Heads for each regional operating division
- Sub-committees for each of the major operating functions
- Operating Council to coordinate and execute integration activities
- Implementation of standard operating procedures across the organization
- Implement marketing / retail best practice

GREENROSE ACQUISITION CORP.

III. Financial Overview and Valuation

19 Pro Forma Combined Operations Greenrose 2020E (1) 2021P (2) 2022P (2) 2023P (2) Revenue $ 82,911 $ 158,318 $ 229,701 $ 246,926 EBITDA (3) $ 25,241 $ 55,510 $ 89,594 $ 96,992 Adj. EBITDA (3),(4) $ 31,780 $ 55,510 $ 89,594 $ 96,992 Pro Forma Combined Financial Summary ( $ 000 s ) (1) Based upon target management’s unaudited estimated amounts (2) Based upon target management’s projected amounts (3) EBITDA and Adjusted EBITDA for the combined entity includes $7mm of expenses in 2021E, $10mm in 2022E and $10mm in 2023E. These do not tie to the summation of the individual target EBITDAs (4) Adjusted EBITDA numbers provided by management

20 Theraplant 2020E (1) 2021P (2) 2022P (2) 2023P (2) Revenue $28,375 $39,305 $53,203 $61,781 EBITDA (3) $16,669 $25,194 $36,059 $42,658 Adj. EBITDA (3),(4) $18,805 $25,194 $36,059 $42,658 THC 2020E (1) 2021P (2) 2022P (2) 2023P (2) Revenue $21,458 $32,511 $35,777 $36,100 EBITDA (3) $5,031 $8,183 $8,910 $8,851 Adj. EBITDA (3),(4) $5,296 $8,183 $8,910 $8,851 True Harvest 2020E (1) 2021P (2) 2022P (2) 2023P (2) Revenue $8,036 $31,394 $48,048 $43,982 EBITDA (3) $1,125 $18,863 $32,829 $29,052 Adj. EBITDA (3),(4) $1,384 $18,863 $32,829 $29,052 Shango 2020E (1) 2021P (2) 2022P (2) 2023P (2) Revenue $25,042 $55,109 $92,674 $105,063 EBITDA (3) $2,416 $10,270 $21,795 $26,432 Adj. EBITDA (3),(4) $6,295 $10,270 $21,795 $26,432 Financial Summary – BC Transactions ( $ 000 s ) (1) Based upon target management’s unaudited estimated amounts (2) Based upon target management’s projected amounts (3) EBITDA and Adjusted EBITDA for the combined entity includes $7mm of expenses in 2021E, $10mm in 2022E and $10mm in 2023E. These do not tie to the summation of the individual target EBITDAs (4) Adjusted EBITDA numbers provided by management

21 Revenue Bridge ($ m m) Commentary: CO – Complete build - out of MIP facility & expansion of cultivation facilities NV – Reopening operations stalled by COVID - 19 and revival of tourism MI – 2 new stores come online, optimization of cultivation facilities CA – Same store sales increase and expansion of distribution footprint AZ – Full year of the initial 4 cultivation rooms & expansion with 4 additional cultivation rooms in a new REC market. CT – Complete phase 2 of build - out of cultivation facility, increasing patient count from “Chronic Pain” qualifying condition 2021 Revenue Bridge

22 2021 EBITDA Bridge EBITDA B r i d ge ($ m m) Commentary: CO – Full vertical integration of all stores and cost eliminations amongst acquisitions, increase in wholesale of THC branded products NV – Revival of tourism + all assets back to full scale production MI – 2 new stores come online, optimization of cultivation facilities CA – Store and Distribution business fully optimized and back to normal operations post - COVID AZ – Significant margin expansion with scaling of cost connected to expansion of grow and support of new Rec market CT – Expansion of cultivation facility

23

Comparable Company Analysis

Comparable Company Summary *($mm)*

Company Name	Price	Market	Enterprise	Revenue			EBITDA			Enterprise Value /					
	3/12/2021	Cap	Value	2020	2021	2022	2020	2021	2022	2020 Revenue	2021 Revenue	2022 Revenue	2020 EBITDA	2021 EBITDA	2022 EBITDA
Curaleaf Holdings, Inc.	$ 15.87	$ 10,861.1	$ 11,374.9	$ 634.6	$ 1,254.3	$ 1,832.1	$ 141.6	$ 365.5	$ 627.7	17.9x	9.1x	6.2x	80.3x	31.1x	18.1x
Green Thumb Industries Inc.	34.16	7,468.9	7,606.3	547.8	827.2	1,083.7	173.3	294.6	407.9	13.9x	9.2x	7.0x	43.9x	25.8x	18.6x
Trulieve Cannabis Corp.	49.47	6,098.3	6,175.3	515.3	825.4	1,044.4	253.1	375.0	478.0	12.0x	7.5x	5.9x	24.4x	16.5x	12.9x
Cresco Labs Inc.	13.36	4,102.4	4,476.9	475.4	799.3	1,081.7	109.9	257.9	381.4	9.4x	5.6x	4.1x	40.7x	17.4x	11.7x
TerrAscend Corp.	11.58	2,871.8	2,971.9	155.1	297.0	427.8	45.0	121.4	190.8	19.2x	10.0x	6.9x	66.1x	24.5x	15.6x
Columbia Care Inc.	6.37	1,932.0	2,164.7	182.8	498.7	717.0	(5.9)	96.2	202.2	11.8x	4.3x	3.0x	n/a	22.5x	10.7x
Ayr Wellness Inc.	32.55	1,797.2	1,861.9	155.6	401.0	707.5	56.6	155.2	292.1	12.0x	4.6x	2.6x	32.9x	12.0x	6.4x
Planet 13 Holdings Inc.	6.63	1,294.2	1,256.4	73.1	141.9	189.5	14.0	42.6	62.5	17.2x	8.9x	6.6x	90.0x	29.5x	20.1x
Harvest Health & Recreation Inc.	3.76	865.9	1,191.1	228.0	361.9	466.3	20.7	77.2	123.1	5.2x	3.3x	2.6x	57.6x	15.4x	9.7x
Jushi Holdings Inc.	7.09	1,094.6	1,163.4	80.5	224.8	376.5	(2.3)	46.8	116.3	14.5x	5.2x	3.1x	n/a	24.9x	10.0x
							Average			**13.0x**	**6.8x**	**4.8x**	**48.2x**	**21.9x**	**10.1x**
							Median			**12.0x**	**6.5x**	**5.0x**	**43.9x**	**24.5x**	**11.2x**

Source: Capital IQ as of March 12, 2021.

24 Mean: 13.0x Comparable Revenue Multiples 202 0 R e v e nu e 3.6x Greenrose Acquisition Corp. (1) Mean: 6.8x 20 2 1 R e v e nu e 1.9x Greenrose Acquisition Corp ( . 1) (1) Source: Capital IQ. Corresponds to a pro forma enterprise value of $296.4 million, which is equal to: (i) pro forma equity value of $411 million, consisting of 41.1 million shares at $10 per share (17.3 million shares held by the public, 4.3 million shares held by the Greenrose sponsor, 1.5 million shares issued to selling shareholders at close, 3 million shares for earn - outs associated with 2021 targets, and 15 million shares held by PIPE investors); plus (ii) pro forma debt of $75 million, consisting of $50 million of debt issue at close, $25 million of seller notes; less (iii) pro forma cash of $189.2 million. 19.2x 17.9x 17.2x 14.5x 13.9x 12.0x 12.0x 11.8x 9.4x 5.2x TerrAscend Corp. Curaleaf H old i n g s , I n c. Planet 13 H old i n gs In c . Ju s h i H o ld i n gs Inc. Gre e n T hu m b In du st r ie s In c . Trulieve Cannabis Ayr Wellness Inc. Corp. C olu m b ia C a r e Inc. Cresco Labs Inc. Harvest Health & Recreation Inc. 1 0.0x 9.2x 9.1x 8.9x 7.5x 5.6x 5.2x 4.6x 4.3x 3.3x T err A s c en d Co r p . Gre e n T hu m b In du st r ie s In c . Curaleaf H old i n g s , I n c. Planet 13 H old i n gs In c . Trulieve Cannabis Cresco Labs Inc. Corp. Ju s h i H o ld i n gs Inc. Ayr Wellness Inc. C olu m b ia C a r e Inc. Harvest Health & Recreation Inc.

25 Mean: 48.2x Comparable EBITDA Multiples 202 0 E B IT D A 9.3x (1) Greenrose Acquisition Corp. Planet 13 Holdings Inc. 202 1 E B IT D A Mean: 21.9x Source: Capital IQ. (1) Corresponds to a pro forma enterprise value of $296.4 million, which is equal to: (i) pro forma equity value of $411 million, consisting of 41.1 million shares at $10 per share (17.3 million shares held by the public, 4.3 million shares held by the Greenrose sponsor, 1.5 million shares issued to selling shareholders at close, 3 million shares for earn - outs associated with 2021 targets, and 15 million shares held by PIPE investors); plus (ii) pro forma debt of $75 million, consisting of $50 million of debt issue at close, $25 million of seller notes; less (iii) pro forma cash of $189.2 million; Using Greenrose Adjusted EBITDA 5.3x Greenrose Acquisition Cor (1) p. 90.0x 80.3x 66.1x 57.6x 43.9x 4 0.7x 32.9x 24.4x Curaleaf Holdings, Inc. TerrAscend Corp. Harvest Health & Recreation Inc. G r e e n T h u m b Ind u stri e s I n c. Cresco Labs Inc. Ayr Wellness Inc. Trulieve Cannabis Corp. 31.1x 29.5x 25.8x 24.9x 24.5x 22.5x 17.4x 16.5x 15.4x 12.0x Curaleaf H old i n g s , I n c. Planet 13 H old i n gs In c . Gre e n T hu m b In du st r ie s In c . Ju s h i H o ld i n gs Inc. T err A s c en d Co r p. Columbia Care Cresco Labs Inc. Trulieve Cannabis Harvest Health & Ayr Wellness Inc. Inc. Corp. Recreation Inc.

I V . Append i x

A. Market Overview

28 Medical marijuana is legal in 35 states 15 of 35 states have also legalized recreational marijuana (“REC”) use including; Arizona, California, Colorado, Michigan, Nevada and Oregon Legalized medical use (“MED”) states include: Florida, New Mexico, Pennsylvania, Mississippi, Connecticut, Delaware, Hawaii, Louisiana, Maryland, Minnesota, Missouri, New Hampshire, New York, North Dakota, Ohio, Oklahoma, and Rhode Island 14 other states allow for CBD, which have limited THC content Legal Status of Marijuana Legalized Medical Marijuana with Limited THC Content Legalized Medical Marijuana Legalized Medical and Recreational Marijuana Geographic Opportunity Sources: Oberk, Disa, Marijuanaseo, Marijuanaandthelaw

29 Recreational markets are projected to grow 19.4% from 2020 to 2021 Medical markets are projected to grow 18.2% from 2020 to 2021 Interest in illicit markets are projected to decrease 10.9% General Market Growth Market Statistics 4.2 4.6 4.4 6.0 7.7 9.1 10.4 11.5 12.3 13.1 0.4 3.1 1.1 3.7 2.2 3.3 5.9 7.6 9.3 11.1 12.8 14.0 14.8 16.6 3.5 4.8 6.4 7.9 10.3 13.6 17.0 20.2 23 .2 25.5 27.1 29.7 0 . 0 1 0 . 0 2 0 . 0 3 0 . 0 4 0 . 0 5 0 . 0 6 0 . 0 7 0 . 0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 MED REC Illicit Market Source: New Frontier Data, Pre - 2020 Election Projected Cannabis Market Growth in the U.S. ($ b n)

30 Arizona : $770 - 910 million California : $3.8 billion Colorado : $1.82 billion Connecticut : $130 - 160 million Michigan : $1 billion Nevada : $600 - 675 million Oregon : $1.11 billion Sources: Cannabis Business Plan, Marijuana Business Daily, Marijuana Business Factbook, Portland Business Journal, Colorado Department of Revenue, Arcview Market Research and BDS Analytics, Headset Data, Oregon Liquor Control Commission Market Leading States Applicable Market Size (Estimated 2020) CA 31 .7 % CO 15 .0 % WA 9 .2 % FL 8 .3 % MI 8 .3 % NV 5 .0 % OR 9 .3 % AZ 5 .9 % MA 4 .0 % PA 2 .5 % O th e r 0.9% Market Share by State, Medical and Recreational (2019) Greenrose will have operations in states that capture about 2/3 of the addressable national market

B. Target Company Detail

32 Summary of THC Market Highlights and Footprint State Market Highlights Footprint Colorado REC Market $1.82 billion in sales 2020 Highly fragmented ▪ 593 dispensaries ▪ 219 Cultivators ▪ Largest chain has about 22 stores and not fully vertically integrated 3 dispensaries 3 cultivation + 1 processing facility Flower quality among best in state at all price points Key Highlights: (i) Growth through vertical integration, consolidation, and distressed asset purchases, (ii) Proven growers fit grow - centric focus, (iii) New processing facility provides enhanced capabilities Deal terms: $32.5 million paid at close, consisting of $17.5 million in cash and $15 million in stock; YE 2021 earn - out of $10 million in stock. Sources: Cannabis Business Plan, Marijuana Business Daily, Marijuana Business Factbook, Colorado Department of Revenue, BDS Analytics, Headset Data

33

SHANGO

- Key Highlights: (i) Proven cultivators/processors – distressed asset opportunities, (ii) Grow-centric focus in each state (except California), (iii) Growth through consolidation in Oregon, Nevada, and Arizona, (iv) Growth in California through vertical integration, (v) "early-bird" position in Michigan
- Deal terms: At close: $31 million paid at close, consisting of $31 million cash; YE 2021 earn-out of $20 million in stock; YE 2022 earn-out of $25 million in stock; YE 2023 earn-out of $20 million in stock

Summary of Shango Market Highlights and Footprint

State	Market Highlights	Footprint
Oregon	REC market with estimated $1.11 billion 2020 sales Highly fragmented market Over 1,800 cultivator/processor licenses and over 900 dispensaries Largest retail chain has only 24 dispensaries	1 operational dispensary 2 cultivation facilities Second retail license
Michigan	REC Launched 2019 with estimated $1 billion 2020 sales 47 REC Dispensaries, ~50 MED dispensaries About 300 active MED&REC grower licenses Cultivators/Dispensaries can't keep up with high demand for product	Vertically integrated license 1 cultivation facility, 2 processing facilities, and 3 dispensaries
Nevada	REC Market with estimated $600 - $675 million in sales 2020 About 75 dispensaries 160 production licenses	Vertically integrated dispensary with cultivation and processing facility Off-strip location serves Vegas locals ▪ More frequent/consistent buyers than tourists
California	REC Market with estimated total REC Cannabis sales of $3.8 billion Highly fragmented market No recognizable retail chains, thousands of brands Significant black market competes with legal market	1 retail location + distribution business Distribution business one of the safest and most profitable positions in CA Market ▪ Distribution businesses package (white label) and distribute for the thousand of growers and brands ▪ Brands / growers will pay top-dollar for retail space
Arizona	MED Market poised to go REC this year with estimated $770 - 910 million 2020 sales 123 dispensaries and 130 production licenses	Operates a grow (which we are also buying) in return for a management fee

Sources: Cannabis Business Plan, Marijuana Business Daily, Marijuana Business Factbook, Portland Business Journal, Arcview Market Research and BDS Analytics, Headset Data, Oregon Liquor Control Commission

GREENROSE ACQUISITION CORP.

34 Key Highlights: (i) Proven cultivators/processors, (ii) Growth coming from “chronic pain” being added as an acceptable condition for MED marijuana patients, (iii) Opportunity to vertically integrate through dispensary acquisitions, (iv) Growth from the introduction of REC in coming years Deal terms: $100 million cash at close, no earn - out Summary of Theraplant Market Highlights and Footprint State Market Highlights Footprint Connecticut Limited license medical market ▪ 4 cultivators (which Greenrose is also acquiring) ▪ 19 dispensaries ▪ Estimated $130 - $160 million in sales 2020 ▪ Likely to remain medical for the next couple of years – will likely add cultivation and dispensary licenses to current MED program before going REC ▪ CT Governor is making cannabis legalization a priority Biggest cultivation + processing facility in state; also houses manufacturing and processing operations 1 of 4 cultivators Targeting dispensary acquisition to begin vertically integrating Sources: Cannabis Business Plan, Marijuana Business Daily, Marijuana Business Factbook, BDS Analytics, Headset Data

35 Key Highlights: Adds large - scale cultivation and expands Greenrose footprint into Arizona Deal terms: $46.8 million paid at close, consisting of $21.8 million in cash and $25 million in notes (3 year, interest only, 6%); YE 2024 earn - out of $35 million in notes (2 year, 8%) Summary of True Harvest Market Highlights and Footprint State Market Highlights Footprint Arizona Estimated $770 - 910 million in sales by end of year (2020) Newly REC market Easy access to med card with “chronic pain” driving an increase in patient numbers Increased REC demand and constrained supply due to introduction of first time standardized testing ▪ Large - scale cultivation ▪ 15 - 20k pounds flower per year ▪ Expands Shango footprint to Arizona Sources: Cannabis Business Plan, Marijuana Business Daily, Marijuana Business Factbook, BDS Analytics, Headset Data